EXHIBIT 99.1

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	Transfer Agent and Registrar
Credit Suisse Securities (USA)	Tom Gallagher	For information or assistance regarding your account, please contact our transfer agent and registrar:
FBR	Randy Binner	The Phoenix Companies, Inc. C/O Computershare
JP Morgan	Jimmy Bhullar	P.O. Box 358015, Pittsburgh, PA 15258
Langen McAlenney	Robert Glasspiegel	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Raymond James & Associates	Steven Schwartz	TDD: 800-231-5469, Int'l TDD: 201-680-6610
UBS	Andrew Kligerman	E-mail: shrrelations@bnymellon.com
Web: www.bnymellon.com/shareowner/isd

For More Information

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings		The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the		Investor Relations
symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of “operating income” which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations.

The Phoenix Companies, Inc.
Financial Supplement
March 2012 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life Sales	12
Annuity Funds Under Management and Annuity Supplementary Information	14
Fixed Indexed Annuity Funds Under Management	16
Deferred Policy Acquisition Costs	18
Consolidated Statement of Income - GAAP Format	20
Condensed Consolidated Balance Sheet - Preliminary	22
General Account Investment Portfolio Summary	23
General Account GAAP Net Investment Income Yields	25
General Account Realized Investment Gains and Losses	26
Impacts of Adoption of Accounting Standards Updated No. 2010-26	28

The Phoenix Companies, Inc.
Financial Highlights
First Quarter 2012 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	March	December 31,
	2012	2011	2010	2009	2008
Balance Sheet Information
General account invested assets	$15,642.2	$15,362.0	$14,288.7	$13,736.9	$13,595.7
Separate account assets	4,041.6	3,817.6	4,416.8	4,418.1	3,860.1
Total assets	21,692.9	21,285.1	20,884.5	24,316.8	25,587.5
Indebtedness	426.9	426.9	427.7	428.0	458.0
Total stockholders' equity	948.2	958.0	943.0	845.7	624.4
Total stockholders' equity, excluding other accumulated OCI and FIN 46-R	$1,085.0	$1,092.8	$1,045.7	$1,020.1	$1,406.7
Average equity, excluding other accumulated OCI, FIN 46-R and discontinued operations	$1,083.7	$1,069.3	$1,032.9	$1,213.4	$1,977.1
Debt to total capitalization (1)	28.2%	28.1%	29.0%	29.6%	24.6%
Book value per share	$8.15	$8.24	$8.12	$7.31	$5.46
Book value per share, excluding other accumulated OCI	$9.33	$9.40	$9.01	$8.82	$12.30
Book value per share, excluding other accumulated OCI and FIN 46-R	$9.33	$9.40	$9.01	$8.82	$12.30
Period-end common shares outstanding	116.3	116.3	116.1	115.7	114.4

Indebtedness:
Surplus notes	$174.2	$174.2	$174.1	$174.1	$174.1
Senior unsecured bonds - due 2032	252.7	252.7	253.6	253.9	283.9
Total indebtedness	$426.9	$426.9	$427.7	$428.0	$458.0

Statutory Financial Data for Phoenix Life Insurance Company (2)
Capital, surplus and surplus notes	$762.2	$728.8	$658.5	$517.2	$758.9
Asset valuation reserve (AVR)	120.2	116.9	104.7	57.0	94.4
Capital, surplus, surplus notes and AVR	$882.4	$845.7	$763.2	$574.2	$853.3
Policyholder dividend liability	$224.7	$223.1	$256.6	$312.6	$324.2
Interest maintenance reserve	$(57.4)	$(57.6)	$(58.0)	$(45.8)	$(44.2)
Statutory gain from operations	$43.2	$130.5	$147.8	$29.2	$53.4
Statutory net income (loss)	$39.0	$95.0	$139.8	$(59.9)	$(82.3)

(1)	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI and FIN 46-R.

(2)	Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance
Department of the State of New York. March 2012 amounts are preliminary.

The Phoenix Companies, Inc.
Consolidated Income Statement
First Quarter 2012 (unaudited)
(amount in millions, except per share data)

	March		December 31,
	2012	2011	2011	2010	2009	2008
Consolidated Income Statement

Premiums (1)	$100.2	$111.0	$459.1	$521.4	$583.9	$665.1
Fee income	146.6	153.8	597.1	630.2	648.1	600.9
Net investment income	209.8	201.3	809.2	848.0	785.8	906.4
Total revenue	456.6	466.1	1,865.4	1,999.6	2,017.8	2,172.4
Policy benefits and increase in policy liabilities (1)	254.1	260.4	1,081.9	1,088.7	1,178.2	1,261.0
Policyholder dividends	65.5	65.3	246.5	300.4	267.3	327.7
Policy acquisition cost amortization	47.0	50.9	171.1	248.5	208.6	315.5
Interest expense on indebtedness	7.9	7.9	31.8	31.7	33.1	36.7
Operating expenses	60.5	59.7	246.5	293.5	314.2	340.4
Total benefits and expenses	435.0	444.2	1,777.8	1,962.8	2,001.4	2,281.3
Pre-tax operating income (loss)	21.6	21.9	87.6	36.8	16.4	(108.9)
Income tax expense (benefit)	15.1	(2.6)	6.0	7.5	239.5	(184.4)
Operating income (loss)	6.5	24.5	81.6	29.3	(223.1)	75.5
Net realized investment losses	(15.6)	(16.2)	(16.4)	(9.9)	(102.2)	(295.8)
Net DAC, PDO, tax and other offsets	1.5	(3.2)	4.5	(5.1)	48.9	207.1
Earnings on CDOs consolidated under FIN-46R	---	---	---	---	---	(4.2)
Discontinued operations	(0.5)	(1.5)	(22.0)	12.0	(123.0)	(549.2)
Net income (loss)	$(8.1)	$3.6	$47.7	$26.3	$(399.4)	$(566.6)

Earnings Per Share
Basic
Weighted-average shares outstanding	116.3	116.2	116.3	116.3	116.5	114.4
Total operating income (loss) per share	$0.06	$0.21	$0.70	$0.25	$(1.92)	$0.66
Net income (loss) per share	$(0.07)	$0.03	$0.41	$0.23	$(3.43)	$(4.95)

Diluted
Weighted-average shares outstanding and dilutive potential common shares	116.3	117.7	117.7	116.3	116.5	114.4
Total operating income (loss) per share	$0.06	$0.21	$0.69	$0.25	$(1.92)	$0.66
Net income (loss) per share	$(0.07)	$0.03	$0.41	$0.23	$(3.43)	$(4.95)

(1)	Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block.
The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue. There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Income Statement
First Quarter 2012 (unaudited)
(amount in millions, except per share data)

Quarters ended
	2011				2012
	March	June	September	December	March
Consolidated Income Statement

Premiums (1)	$111.0	$109.3	$117.4	$121.4	$100.2
Fee income	153.8	154.6	147.6	141.0	146.6
Net investment income	201.3	211.2	198.3	198.4	209.8
Total revenue	466.1	475.1	463.3	460.8	456.6
Policy benefits and increase in policy liabilities (1)	260.4	270.8	267.8	282.9	254.1
Policyholder dividends	65.3	70.4	53.0	58.0	65.5
Policy acquisition cost amortization	50.9	42.7	46.0	31.3	47.0
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9
Operating expenses	59.7	59.2	57.6	70.1	60.5
Total benefits and expenses	444.2	451.0	432.3	450.2	435.0
Pre-tax operating income	21.9	24.1	31.0	10.6	21.6
Income tax expense (benefit)	(2.6)	16.2	(9.0)	1.5	15.1
Operating income	24.5	7.9	40.0	9.1	6.5
Net realized investment gains (losses)	(16.2)	3.1	6.1	(9.4)	(15.6)
Net DAC, PDO, tax and other offsets	(3.2)	4.9	1.4	1.4	1.5
Discontinued operations	(1.5)	(0.7)	(4.7)	(15.1)	(0.5)
Net income (loss)	$3.6	$15.2	$42.8	$(14.0)	$(8.1)

Earnings Per Share
Basic
Weighted-average shares outstanding	116.2	116.3	116.3	116.3	116.3
Total operating income per share	$0.21	$0.07	$0.34	$0.08	$0.06
Net income (loss) per share	$0.03	$0.13	$0.37	$(0.12)	$(0.07)

Diluted

Weighted-average shares outstanding and dilutive potential common shares	117.7	117.8	117.8	116.3	116.3
Total operating income per share	$0.21	$0.07	$0.34	$0.08	$0.06
Net income (loss) per share	$0.03	$0.13	$0.36	$(0.12)	$(0.07)

(1)	Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block. The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue.
There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008

Premiums	$8.4	$7.8	$34.4	$29.8	$37.1	$46.6
Cost of insurance charges	108.2	116.1	452.3	475.5	491.2	434.7
Other fees	34.1	33.6	129.7	136.8	130.0	151.1
Surrender charges	4.3	4.1	15.1	17.9	26.9	15.1
Net investment income on assets backing liabilities	86.3	80.6	333.8	312.8	330.2	358.8
Net investment income on assets backing surplus	9.7	3.1	24.2	32.9	(2.2)	24.5
Total revenue	251.0	245.3	989.5	1,005.7	1,013.2	1,030.8

Benefits paid	91.8	114.3	401.8	515.7	804.7	462.6
Increases (decreases) in reserves	5.0	(24.5)	(11.0)	(177.1)	(434.3)	(100.4)
Interest on policyholder funds	30.1	29.0	116.5	124.2	136.2	152.0
Policyholder dividends	0.1	0.1	0.3	0.3	0.4	0.6
Interest expense on indebtedness	7.9	7.9	31.8	31.7	33.1	36.7
Commissions and sales incentives, net of deferrals	6.0	5.9	24.9	26.5	21.9	39.7
Operating expenses, net of deferrals	49.8	50.3	207.4	235.4	285.3	291.8
Reinsurance allowance, net of deferrals	0.3	(1.0)	(3.5)	5.8	(5.7)	(13.0)
Premium taxes	2.7	2.9	12.4	15.4	9.4	16.8
Policy acquisition cost amortization	47.0	51.0	171.1	248.5	208.6	315.5
Total benefits and expenses	240.7	235.9	951.7	1,026.4	1,059.6	1,202.3
Pre-tax operating income (loss) excl. regulatory closed block	10.3	9.4	37.8	(20.7)	(46.4)	(171.5)
Pre-tax operating income - regulatory closed block	11.3	12.5	49.8	57.5	62.7	62.7
Total pre-tax operating income (loss)	21.6	21.9	87.6	36.8	16.3	(108.8)
Income tax expense (benefit)	15.1	(2.6)	6.0	7.5	239.4	(184.4)
Total operating income (loss)	$6.5	$24.5	$81.6	$29.3	$(223.1)	$75.6

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March

Premiums	$7.8	$5.6	$11.5	$9.5	$8.4
Cost of insurance charges	116.1	114.9	113.0	108.3	108.2
Other fees	33.6	35.0	31.6	29.5	34.1
Surrender charges	4.1	4.7	3.0	3.3	4.3
Net investment income on assets backing liabilities	80.6	83.9	82.3	87.1	86.3
Net investment income on assets backing surplus	3.1	9.3	6.6	5.1	9.7
Total revenue	245.3	253.4	248.0	242.8	251.0

Benefits paid	114.4	123.9	80.5	83.0	91.8
Increases (decreases) in reserves	(24.5)	(22.2)	10.3	25.5	5.0
Interest on policyholder funds	29.0	31.6	28.4	27.6	30.1
Policyholder dividends	0.1	0.1	0.1	0.1	0.1
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9
Commissions and sales incentives, net of deferrals	5.9	6.5	6.2	6.3	6.0
Operating expenses, net of deferrals	50.3	49.1	47.8	60.1	49.8
Reinsurance allowance, net of deferrals	(1.1)	(0.9)	(1.0)	(0.5)	0.3
Premium taxes	2.9	3.1	3.1	3.4	2.7
Policy acquisition cost amortization	51.0	42.7	46.0	31.3	47.0
Total benefits and expenses	235.9	241.8	229.3	244.7	240.7
Pre-tax operating income (loss) excl. regulatory closed block	9.4	11.6	18.7	(1.9)	10.3
Pre-tax operating income - regulatory closed block	12.5	12.5	12.3	12.5	11.3
Total pre-tax operating income	21.9	24.1	31.0	10.6	21.6
Income tax expense (benefit)	(2.6)	16.2	(9.0)	1.5	15.1
Total operating income	$24.5	$7.9	$40.0	$9.1	$6.5

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008

Debt securities	$6,332.2	$6,384.6	$6,353.1	$6,385.4	$6,305.1	$6,011.4
Equity securities	14.8	21.6	12.0	19.6	6.7	9.0
Limited partnership and other investments	363.6	341.7	352.8	339.6	329.2	350.7
Policy loans	1,273.5	1,315.1	1,280.4	1,340.8	1,378.5	1,377.0
Fair value options investments	11.4	11.7	10.6	16.0	---	---
Total closed block investments	7,995.5	8,074.7	8,008.9	8,101.4	8,019.5	7,748.1
Cash and cash equivalents	16.1	11.4	14.2	7.1	33.3	57.2
Accrued investment income	95.1	96.5	94.2	97.2	105.9	113.0
Receivables	49.0	60.1	52.2	62.5	53.3	49.5
Deferred income taxes	225.3	232.3	223.9	236.2	270.3	418.3
Other closed block assets	6.6	25.3	14.5	17.8	22.6	338.0
Total closed block assets	8,387.6	8,500.3	8,407.9	8,522.2	8,504.9	8,724.1
Policy liabilities and accruals	8,573.7	8,835.8	8,644.5	8,903.5	9,246.5	9,742.7
Policyholder dividends payable	239.1	264.3	240.1	263.3	297.8	311.1
Policyholder dividend obligation	562.3	355.8	519.7	339.0	---	---
Other closed block liabilities	36.8	93.5	32.8	73.6	57.9	72.0
Total closed block liabilities	9,411.9	9,549.4	9,437.1	9,579.4	9,602.2	10,125.8
Excess of closed block liabilities over closed block assets	$1,024.3	$1,049.1	$1,029.2	$1,057.2	$1,097.3	$1,401.7

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
First Quarter 2012 (unaudited)
($ in millions)

	2011				2012
	March	June	September	December	March

Debt securities	$6,384.6	$6,386.1	$6,395.6	$6,353.1	$6,332.2
Equity securities	21.6	19.5	19.1	12.0	14.8
Limited partnership and other investments	341.7	353.8	354.8	352.8	363.6
Policy loans	1,315.1	1,303.0	1,289.4	1,280.4	1,273.5
Fair value options investments	11.7	11.8	10.8	10.6	11.4
Total closed block investments	8,074.7	8,074.2	8,069.7	8,008.9	7,995.5
Cash and cash equivalents	11.4	14.1	13.8	14.2	16.1
Accrued investment income	96.5	94.9	97.7	94.2	95.1
Receivables	60.1	59.3	53.0	52.2	49.0
Deferred income taxes	232.3	233.5	232.8	223.9	225.3
Other closed block assets	25.3	15.8	12.6	14.5	6.6
Total closed block assets	8,500.3	8,491.8	8,479.6	8,407.9	8,387.6
Policy liabilities and accruals	8,835.8	8,770.3	8,701.3	8,644.5	8,573.7
Policyholder dividends payable	264.3	261.8	261.5	240.1	239.1
Policyholder dividend obligation	355.8	433.5	499.9	519.7	562.3
Other closed block liabilities	93.5	67.6	50.4	32.8	36.8
Total closed block liabilities	9,549.4	9,533.2	9,513.1	9,437.1	9,411.9
Excess of closed block liabilities over closed block assets	$1,049.1	$1,041.4	$1,033.5	$1,029.2	$1,024.3

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM)
Deposits	$22.1	$24.5	$98.3	$108.5	$115.8	$142.2
Surrenders	(40.8)	(44.7)	(135.4)	(175.6)	(158.8)	(105.4)
Net flows	(18.7)	(20.2)	(37.1)	(67.1)	(43.0)	36.8
Deaths	(0.8)	(2.0)	(5.6)	(4.3)	(2.6)	(4.6)
Interest credited	96.1	52.9	(6.7)	143.6	244.3	(486.1)
Fees	(3.2)	(3.1)	(11.5)	(13.1)	(15.3)	(22.7)
Cost of insurance	(17.5)	(18.4)	(71.6)	(76.0)	(80.0)	(78.6)
Change in FUM	55.9	9.2	(132.5)	(16.9)	103.4	(555.2)
Beginning balance	1,019.1	1,151.6	1,151.6	1,168.5	1,065.1	1,620.3
Ending fund balance	$1,075.0	$1,160.8	$1,019.1	$1,151.6	$1,168.5	$1,065.1

Gross life insurance in force	$13,730.0	$15,498.0	$14,217.0	$16,063.0	$22,780.0	$24,934.5
Less Philadelphia Financial Group (PFG) gross life insurance in force	---	---	---	---	4,758.1	4,665.3
Gross life insurance in force (1)	$13,730.0	$15,498.0	$14,217.0	$16,063.0	$18,021.9	$20,269.2

(1) Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March

Funds Under Management (FUM)
Deposits	$24.5	$22.9	$23.9	$27.0	$22.1
Surrenders	(44.7)	(34.2)	(26.5)	(30.0)	(40.8)
Net flows	(20.2)	(11.3)	(2.6)	(3.0)	(18.7)
Deaths	(2.0)	(0.6)	(0.7)	(2.3)	(0.8)
Interest credited	52.9	9.0	(138.8)	70.2	96.1
Fees	(3.1)	(3.1)	(2.6)	(2.7)	(3.2)
Cost of insurance	(18.4)	(17.8)	(17.9)	(17.5)	(17.5)
Change in FUM	9.2	(23.8)	(162.6)	44.7	55.9
Beginning balance	1,151.6	1,160.8	1,137.0	974.4	1,019.1
Ending fund balance	$1,160.8	$1,137.0	$974.4	$1,019.1	$1,075.0

Gross life insurance in force	$15,498.0	$15,090.0	$14,732.0	$14,217.0	$13,730.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM)
Deposits	$89.3	$90.2	$384.5	$336.2	$351.4	$587.5
Surrenders	(20.4)	(21.9)	(89.5)	(123.4)	(161.6)	(118.8)
Net flows	68.9	68.3	295.0	212.8	189.8	468.7
Deaths	(8.3)	(8.5)	(35.8)	(40.2)	(27.3)	(28.4)
Interest credited	19.0	20.3	79.2	85.7	96.6	97.7
Fees	(5.6)	(5.7)	(23.8)	(22.5)	(28.3)	(51.5)
Cost of insurance	(90.7)	(97.6)	(380.7)	(397.6)	(406.1)	(354.4)
Change in FUM	(16.7)	(23.2)	(66.1)	(161.8)	(175.3)	132.1
Beginning balance	1,852.8	1,918.9	1,918.9	2,080.7	2,256.0	2,123.9
Ending fund balance	$1,836.1	$1,895.7	$1,852.8	$1,918.9	$2,080.7	$2,256.0

Gross life insurance in force	$24,912.0	$27,930.0	$25,999.0	$28,769.0	$32,329.0	$33,351.1

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive
Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March

Funds Under Management (FUM)
Deposits	$90.2	$100.6	$94.2	$99.5	$89.3
Surrenders	(21.9)	(20.9)	(22.5)	(24.2)	(20.4)
Net flows	68.3	79.7	71.7	75.3	68.9
Deaths	(8.5)	(9.2)	(8.2)	(9.9)	(8.3)
Interest credited	20.3	20.5	19.4	19.0	19.0
Fees	(5.7)	(6.1)	(5.9)	(6.1)	(5.6)
Cost of insurance	(97.6)	(97.1)	(95.2)	(90.8)	(90.7)
Change in FUM	(23.2)	(12.2)	(18.2)	(12.5)	(16.7)
Beginning balance	1,918.9	1,895.7	1,883.5	1,865.3	1,852.8
Ending fund balance	$1,895.7	$1,883.5	$1,865.3	$1,852.8	$1,836.1

Gross life insurance in force	$27,930.0	$27,268.0	$26,659.0	$25,999.0	$24,912.0

The Phoenix Companies, Inc.
Life Sales
First Quarter 2012 (unaudited)
($ in millions)

	March			December 31,
	2012	2011		2011	2010	2009	2008
Life Insurance Sales

Wholesaler Channel
Variable universal life	$0.1	$	---	$0.1	$0.1	$6.9	$26.7
Universal life/interest sensitive	0.2		0.6	2.1	2.6	20.8	229.9
Term life	---		---	---	---	5.3	21.6
Life insurance annualized premium (1)	0.3		0.6	2.2	2.7	33.0	278.2

Variable universal life	---		---	---	0.2	3.2	9.3
Universal life/interest sensitive	---		0.3	0.7	1.1	19.2	54.2
Whole Life	0.4		---	1.6	---	---	---
Life insurance single premium	0.4		0.3	2.3	1.3	22.4	63.5

Variable universal life	0.1		---	0.1	0.3	10.1	36.0
Universal life/interest sensitive	0.2		0.9	2.8	3.7	40.0	284.1
Whole Life	0.4		---	1.6	---	---	---
Term life	---		---	---	---	5.3	21.6
Total wholesaler life insurance premium (2)	$0.7		$0.9	$4.5	$4.0	$55.4	$341.7

Gross life insurance in force	$121,471.0		$132,884.0	$124,622.0	$136,239.0	$155,267.0	$166,781.0
Less Philadelphia Financial Group (PFG) gross life insurance in force	---		---	---	---	4,758.1	4,665.3
Gross life insurance in force (3)	$121,471.0		$132,884.0	$124,622.0	$136,239.0	$150,508.9	$162,115.7

Average face amount for life insurance sales	$0.2		$0.5	$0.5	$0.6	$0.9	$1.0

(1) Annualized premium represents first year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

(3) Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Life Sales
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011								2012
	March		June		September		December		March
Life Insurance Sales

Wholesaler Channel
Variable universal life	$	---	$	---	$	---	$	---	$0.1
Universal life/interest sensitive		0.6		0.7		0.4		0.6	0.2
Life insurance annualized premium (1)		0.6		0.7		0.4		0.6	0.3

Variable universal life		---		---		---		---	---
Universal life/interest sensitive		0.3		0.2		---		0.2	---
Whole life		---		---		0.9		0.6	0.4
Life insurance single premium		0.3		0.2		0.9		0.8	0.4

Variable universal life		---		0.1		---		---	0.1
Universal life/interest sensitive		0.9		0.8		0.4		0.8	0.2
Whole life		---		---		0.9		0.6	0.4
Total wholesaler life insurance premium (2)		$0.9		$0.9		$1.3		$1.4	$0.7

Gross life insurance in force		$132,884.0		$130,007.0		$127,403.0		$124,622.0	$121,471.0

Average face amount for life insurance sales		$0.5		$0.5		$0.4		$0.5	$0.2

(1) Annualized premium represents first year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM) (1)
Deposits	$227.3	$205.3	$951.5	$220.8	$142.6	$628.9
Surrenders	(141.0)	(134.9)	(485.1)	(482.5)	(592.2)	(819.6)
Net flows	86.3	70.4	466.4	(261.7)	(449.6)	(190.7)
Deaths	(20.3)	(17.0)	(62.7)	(54.8)	(51.2)	(75.4)
Interest credited	257.4	146.8	15.1	440.0	738.8	(1,215.7)
Bonus	4.9	14.6	48.4	12.1	---	---
Fees	(14.9)	(14.4)	(55.1)	(56.2)	(53.7)	(55.5)
Change in FUM	313.4	200.4	412.1	79.4	184.3	(1,537.3)
Beginning balance	4,495.4	4,083.3	4,083.3	4,003.9	3,819.6	5,356.9
Ending fund balance	$4,808.8	$4,283.7	$4,495.4	$4,083.3	$4,003.9	$3,819.6

VA funds in guaranteed interest accounts (2)	$427.7	$449.2	$436.7	$459.6	$502.5	$664.9

(1) Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$211.0	$235.5	$332.0	$290.0	$531.8	$1,105.5
Death benefit in excess of fund value, net of reinsurance	66.1	78.9	150.4	116.4	291.6	709.6
Statutory reserve, net of reinsurance	5.2	5.1	6.2	5.8	8.3	39.0

Variable Annuity Guaranteed Income Benefits
Account balance	$459.7	$530.1	$442.1	$528.4	$525.8	$464.1
Statutory reserve	19.1	17.2	34.6	22.4	39.2	34.7

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$412.5	$445.1	$385.6	$440.3	$417.9	$335.6
Statutory reserve	---	---	6.1	0.5	9.6	4.3

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$590.3	$631.6	$555.4	$615.7	$592.2	$413.2
Statutory reserve	---	---	3.8	0.5	12.3	3.5

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$17.8	$21.5	$21.8	$27.0	$22.8	$22.7
Statutory reserve	2.4	2.4	4.2	3.1	5.5	11.2

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March

Funds Under Management (FUM) (1)
Deposits	$205.3	$191.3	$279.0	$275.9	$227.3
Surrenders	(134.9)	(125.0)	(120.4)	(104.8)	(141.0)
Net flows	70.4	66.3	158.6	171.1	86.3
Deaths	(17.0)	(14.6)	(14.5)	(16.6)	(20.3)
Interest credited	146.8	38.5	(362.4)	192.2	257.4
Bonus	14.6	12.0	11.9	9.9	4.9
Fees	(14.4)	(14.2)	(13.0)	(13.5)	(14.9)
Change in FUM	200.4	88.0	(219.4)	343.1	313.4
Beginning balance	4,083.3	4,283.7	4,371.7	4,152.3	4,495.4
Ending fund balance	$4,283.7	$4,371.7	$4,152.3	$4,495.4	$4,808.8

VA funds in guaranteed interest accounts (2)	$449.2	$444.3	$437.2	$436.7	$427.7

(1)	Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2)	Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$235.5	$229.0	$461.6	$332.0	$211.0
Death benefit in excess of fund value, net of reinsurance	78.9	75.4	247.1	150.4	66.1
Statutory reserve, net of reinsurance	5.1	5.3	7.5	6.2	5.2

Variable Annuity Guaranteed Income Benefits
Account balance	$530.1	$513.8	$433.3	$442.1	$459.7
Statutory reserve	17.2	18.1	47.3	34.6	19.1

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$445.1	$434.4	$365.6	$385.6	$412.5
Statutory reserve	---	---	18.3	6.1	---

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$631.6	$623.5	$530.4	$555.4	$590.3
Statutory reserve	---	---	10.8	3.8	---

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$21.5	$19.8	$20.4	$21.8	$17.8
Statutory reserve	2.4	2.4	5.5	4.2	2.4

The Phoenix Companies, Inc.
Fixed Indexed Annuity Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010		2009		2008

Funds Under Management (FUM)
Deposits	$208.8	$194.7	$890.8	$	---	$	---	$	---
Surrenders	(13.6)	(4.9)	(24.6)		---		---		---
Net Flows	195.2	189.8	866.2		---		---		---
Interest credited - fixed accounts	1.5	0.6	2.9		---		---		---
Interest credited - index credits	1.7	0.8	3.4		---		---		---
Bonus	4.9	14.6	48.4		---		---		---
Fees	(2.1)	(0.1)	(1.8)		---		---		---
Deaths	(5.2)	(0.2)	(5.7)		---		---		---
Change in FUM	196.0	205.5	913.4		---		---		---
Beginning Balance	1,139.4	226.0	226.0		---		---		---
Ending Fund Balance	$1,335.4	$431.5	$1,139.4	$	---	$	---	$	---

The Phoenix Companies, Inc.
Fixed Indexed Annuity Funds Under Management
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March

Funds Under Management (FUM)
Deposits	$194.7	$176.3	$262.1	$257.7	$208.8
Surrenders	(4.9)	(6.8)	(4.8)	(8.1)	(13.6)
Net Flows	189.8	169.5	257.3	249.6	195.2
Interest credited - fixed accounts	0.6	0.8	1.0	0.5	1.5
Interest credited - index credits	0.8	0.8	0.8	1.0	1.7
Bonus	14.6	12.0	11.9	9.9	4.9
Fees	(0.1)	(0.4)	(0.3)	(1.0)	(2.1)
Deaths	(0.2)	(1.3)	(2.3)	(1.9)	(5.2)
Change in FUM	205.5	181.4	268.4	258.1	196.0
Beginning Balance	226.0	431.5	612.9	881.3	1,139.4
Ending Fund Balance	$431.5	$612.9	$881.3	$1,139.4	$1,335.4

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008
Deferred Policy Acquisition Costs:
Variable universal life	$154.2	$176.9	$158.0	$181.8	$208.3	$246.3
Universal life	341.9	450.6	377.4	487.8	677.7	798.4
Variable annuities	126.1	142.5	127.3	148.1	169.0	154.1
Fixed annuities	175.4	63.6	157.3	31.4	5.4	6.0
Traditional life	402.8	406.1	406.9	409.0	418.4	434.7
Offset for unrealized investment gains or losses	(78.3)	(21.8)	(64.1)	(11.6)	157.8	713.4
Total deferred policy acquisition costs	$1,122.1	$1,217.9	$1,162.8	$1,246.5	$1,636.6	$2,352.9

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$26.1	$34.0	$139.7	$24.8	$51.8	$273.7
Costs amortized to expenses:
Recurring costs	(46.4)	(50.9)	(171.2)	(248.5)	(208.5)	(315.6)
Realized investment gains or losses	(3.8)	(0.2)	0.1	2.2	5.8	25.8
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(16.6)	(11.5)	(52.3)	(167.0)	(572.2)	660.6
Cumulative effect of adoption of new guidance	---	---	---	(1.6)	11.9	---
Other	---	---	---	---	(5.1)	14.8
Change in deferred policy acquisition costs	(40.7)	(28.6)	(83.7)	(390.1)	(716.3)	659.3
Deferred policy acquisition costs, beginning of period	1,162.8	1,246.5	1,246.5	1,636.6	2,352.9	1,693.6
Deferred policy acquisition costs, end of period	$1,122.1	$1,217.9	$1,162.8	$1,246.5	$1,636.6	$2,352.9

(1)  An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March
Deferred Acquisition Costs:
Variable universal life	$176.9	$171.8	$161.3	$158.0	$154.2
Universal life	450.6	421.6	399.9	377.4	341.9
Variable annuities	142.5	138.1	127.4	127.2	126.1
Fixed annuities	63.6	90.3	124.1	157.2	175.4
Traditional life	406.1	401.4	402.8	404.2	402.8
Offset for unrealized investment gains or losses	(21.8)	(38.2)	(48.1)	(61.2)	(78.3)
Total deferred policy acquisition costs	$1,217.9	$1,185.0	$1,167.4	$1,162.8	$1,122.1

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$34.0	$29.0	$40.2	$36.3	$26.1
Costs amortized to expenses:
Recurring costs	(50.9)	(42.6)	(46.0)	(31.5)	(46.4)
Realized investment gains or losses	(0.2)	(0.1)	(0.5)	0.9	(3.8)
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(11.5)	(19.2)	(11.3)	(10.3)	(16.6)
Change in deferred policy acquisition costs	(28.6)	(32.9)	(17.6)	(4.6)	(40.7)
Deferred policy acquisition costs, beginning of period	1,246.5	1,217.9	1,185.0	1,167.4	1,162.8
Deferred policy acquisition costs, end of period	$1,217.9	$1,185.0	$1,167.4	$1,162.8	$1,122.1

(1)  An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008
REVENUES
Premiums (2)	$100.2	$111.0	$459.1	$521.4	$583.9	$664.3
Fee income	146.6	153.8	597.1	630.2	648.1	601.3
Net investment income	207.9	200.8	809.9	844.6	786.7	912.5
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(11.7)	(7.4)	(64.6)	(105.2)	(201.5)	(245.0)
Portion of OTTI losses recognized in other comprehensive income	5.5	1.7	38.9	55.6	93.1	---
Net OTTI losses recognized in earnings	(6.2)	(5.7)	(25.7)	(49.6)	(108.4)	(245.0)
Net realized investment gains (losses), excluding OTTI losses	(9.4)	(10.5)	(9.3)	39.7	6.2	(50.8)
Net realized investment (losses)	(15.6)	(16.2)	(16.4)	(9.9)	(102.2)	(295.8)
Total revenues	439.1	449.4	1,849.7	1,986.3	1,916.5	1,882.3

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends (2)	254.1	260.4	1,081.9	1,088.7	1,178.2	1,260.2
Policyholder dividends	65.1	63.7	246.9	309.8	226.8	207.5
Policy acquisition cost amortization	50.2	51.1	170.9	246.3	202.7	289.8
Interest expense on indebtedness	7.9	7.9	31.8	31.8	33.1	36.7
Interest expense on non-recourse collateralized obligations	---	---	---	---	---	11.8
Other operating expenses	60.5	59.7	246.5	293.4	319.3	320.8
Total benefits and expenses	437.8	442.8	1,778.0	1,970.0	1,960.1	2,126.8

Income (loss) from continuing operations before income taxes	1.3	6.6	71.7	16.3	(43.6)	(244.5)
Income tax expense (benefit)	8.9	1.5	2.0	2.0	232.8	(227.1)

Income (loss) from continuing operations	(7.6)	5.1	69.7	14.3	(276.4)	(17.4)

Income (loss) from discontinued operations, net of income taxes	(0.5)	(1.5)	(22.0)	12.0	(123.0)	(549.2)

Net income (loss)	$(8.1)	$3.6	$47.7	$26.3	$(399.4)	$(566.6)

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

(2)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block.  The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue.  There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
First Quarter 2012 (unaudited)
($ in millions)

Quarters Ended

	2011				2012
	March	June	September	December	March
REVENUES
Premiums (2)	$111.0	$109.3	$117.4	$121.4	$100.2
Fee income	153.8	154.6	147.6	141.1	146.6
Net investment income	200.8	210.8	201.0	197.3	207.9
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(7.4)	(6.6)	(31.0)	(19.6)	(11.7)
Portion of OTTI losses recognized in other comprehensive income	1.7	3.6	22.6	11.0	5.5
Net OTTI losses recognized in earnings	(5.7)	(3.0)	(8.4)	(8.6)	(6.2)
Net realized investment gains (losses), excluding OTTI losses	(10.5)	6.1	14.5	(0.8)	(9.4)
Net realized investment gains (losses)	(16.2)	3.1	6.1	(9.4)	(15.6)
Total revenues	449.4	477.8	472.1	450.4	439.1

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends (2)	260.4	270.8	267.8	282.9	254.1
Policyholder dividends	63.7	73.6	51.5	58.2	65.1
Policy acquisition cost amortization	51.1	42.8	46.5	30.5	50.2
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9
Other operating expenses	59.7	59.2	57.6	70.1	60.5
Total benefits and expenses	442.8	454.3	431.3	449.6	437.8

Income from continuing operations before income taxes	6.6	23.5	40.8	0.8	1.3
Income tax expense (benefit)	1.5	7.6	(6.7)	(0.3)	8.9

Income (loss) from continuing operations	5.1	15.9	47.5	1.1	(7.6)

Loss from discontinued operations, net of income taxes	(1.5)	(0.7)	(4.7)	(15.1)	(0.5)

Net income (loss)	$3.6	$15.2	$42.8	$(14.0)	$(8.1)

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

(2)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block.  The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue.  There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Balance Sheet - Preliminary
First Quarter 2012 (unaudited)
($ in millions)

	March	December 31,
	2012	2011	2010	2009	2008
ASSETS:
Available-for-sale debt securities, at fair value	$12,132.9	$11,890.0	$10,893.8	$10,333.0	$9,817.4
Available-for-sale equity securities, at fair value	42.1	35.7	47.5	25.2	25.2
Limited partnerships and other investments	613.0	601.3	600.0	188.6	200.8
Policy loans, at unpaid principal balances	2,374.8	2,379.3	2,386.5	2,324.4	2,477.5
Derivative instruments	180.6	174.8	136.9	539.7	616.9
Fair value option investments	89.2	86.6	102.1	69.3	84.1
	15,432.6	15,167.7	14,166.8	13,480.2	13,221.9
Available-for-sale debt and equity securities pledged
as collateral, at fair value	---	---	---	---	148.0
Total investments	15,432.6	15,167.7	14,166.8	13,480.2	13,369.9
Cash and cash equivalents	209.6	194.3	121.9	256.7	373.8
Accrued investment income	182.5	175.6	169.5	176.3	203.2
Receivables	398.6	415.1	405.7	356.6	358.0
Deferred policy acquisition costs	1,122.1	1,162.8	1,246.5	1,636.6	2,352.8
Deferred income taxes	93.6	118.2	116.4	176.1	564.8
Other assets	144.5	164.6	180.5	195.8	211.0
Discontinued operations assets	67.8	69.2	60.4	3,620.4	4,293.9
Separate account assets	4,041.6	3,817.6	4,416.8	4,418.1	3,860.1
Total assets	$21,692.9	$21,285.1	$20,884.5	$24,316.8	$25,587.5

LIABILITIES:
Policy liabilities and accruals	$12,971.0	$12,981.1	$13,007.1	$13,167.0	$13,947.8
Policyholder deposit funds	2,602.5	2,429.4	1,494.1	1,342.7	1,616.6
Indebtedness	426.9	426.9	427.7	428.0	458.0
Other liabilities	645.3	613.8	546.4	529.9	651.0
Discontinued operations liabilities	57.4	58.3	49.4	3,585.4	4,184.4
Non-recourse collateralized debt obligations	---	---	---	---	245.2
Separate account liabilities	4,041.6	3,817.6	4,416.8	4,418.1	3,860.1
Total liabilities	20,744.7	20,327.1	19,941.5	23,471.1	24,963.1

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 116.3 million and 116.1 million shares outstanding	1.3	1.3	1.3	1.3	1.3
Additional paid-in capital	2,630.8	2,630.5	2,631.0	2,627.3	2,626.4
Accumulated other comprehensive loss	(136.8)	(134.8)	(102.7)	(174.4)	(782.3)
Accumulated deficit	(1,367.6)	(1,359.5)	(1,407.1)	(1,429.0)	(1,041.5)
Treasury stock, at cost: 11.3 million and 11.3 million shares	(179.5)	(179.5)	(179.5)	(179.5)	(179.5)
Total stockholders' equity	948.2	958.0	943.0	845.7	624.4
Total liabilities and stockholders' equity	$21,692.9	$21,285.1	$20,884.5	$24,316.8	$25,587.5

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary  (1)
First Quarter 2012 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	3/31/2012	12/31/2011	3/31/2012	12/31/2011	3/31/2012		12/31/2011
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$6,958.8	$7,008.1	$5,238.8	$5,285.0		$1,720.0	$1,723.1
BBB	4,149.0	3,916.1	2,588.6	2,385.5		1,560.4	1,530.6
Total Investment Grade	11,107.8	10,924.2	7,827.4	7,670.5		3,280.4	3,253.7
BB	619.2	568.1	525.2	478.3		94.0	89.8
B	209.1	207.9	109.0	110.0		100.1	97.9
CCC and Lower	132.1	124.4	75.4	63.8		56.7	60.6
In or Near Default	64.7	65.4	37.4	35.1		27.3	30.3
Total Debt Securities	$12,132.9	$11,890.0	$8,574.4	$8,357.7		$3,558.5	$3,532.3

% Below Investment Grade	8.4%	8.1%	8.7%	8.2%		7.8%	7.9%

Unrealized Gains and Losses on Debt and Equity Securities
As of 3/31/12
	Total		Outside Closed Block			Closed Block
	Gains	Losses	Gains	Losses	Gains		Losses
Total Debt Securities	$884.6	$(267.7)	$322.8	$(179.4)		$561.8	$(88.3)
Equity Securities	15.0	(7.4)	9.7	(3.6)		5.3	(3.8)
Total Unrealized Gains (Losses)	899.6	(275.1)	332.5	(183.0)		567.1	(92.1)

Applicable PDO	567.1	(92.1)	---	---		567.1	(92.1)
Applicable DAC (Credit)	179.1	(84.7)	179.1	(84.7)		---	---
Applicable Deferred Income Tax (Benefit)	53.7	(34.4)	53.7	(34.4)		---	---
Total Offsets to Net Unrealized Gains (Losses)	799.9	(211.2)	232.8	(119.1)		---	---
Net Unrealized Gains (Losses)	$99.7	$(63.9)	$99.7	$(63.9)	$	---	$ ---
Net Unrealized Gains	$35.8		$35.8		$	---

(1) Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields  (1)
First Quarter 2012 (unaudited)
($ in millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008
GAAP Net Investment Income
Debt securities	150.7	$147.6	$612.8	$602.1	$649.4	$707.1
Equity securities	0.7	0.6	1.1	2.4	0.4	4.3
Limited partnerships and other investments	16.7	10.5	36.8	74.3	(36.2)	13.5
Policy loans	42.7	42.0	171.8	171.7	183.6	187.0
Fair value option investments	1.8	2.4	(2.3)	7.2	1.5	---
Cash and cash equivalents	---	---	---	0.1	0.3	7.5
Total cash and invested assets	212.6	203.1	820.2	857.8	799.0	919.4
Less: Discontinued operations	0.7	0.5	2.1	5.0	4.8	6.0
Less: Investment expenses	4.0	1.8	8.2	8.2	7.5	8.2
Total net investment income	$207.9	$200.8	$809.9	$844.6	$786.7	$905.2

Annualized Yields
Debt securities	5.1%	5.5%	5.3%	5.7%	6.4%	7.1%
Equity securities	7.6%	4.9%	2.7%	5.2%	1.7%	4.6%
Limited partnerships and other investments(2)	11.7%	7.3%	6.3%	13.2%	-6.3%	-0.7%
Policy loans	7.4%	7.3%	7.5%	7.6%	8.0%	7.7%
Fair value option investments	8.7%	10.4%	-2.6%	7.5%	-2.2%	0.0%
Cash and cash equivalents	0.0%	0.0%	0.0%	0.1%	0.2%	2.2%
Total cash and invested assets	5.7%	5.9%	5.6%	6.2%	6.0%	6.8%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.6%	5.8%	5.5%	6.1%	5.9%	6.7%

(1) Excludes debt and equity securities pledged as collateral. (2) Yield calculation excludes derivatives.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
First Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March
GAAP Net Investment Income
Debt securities	$147.6	$155.4	$157.4	$152.4	$150.7
Equity securities	0.6	---	0.5	---	0.7
Limited partnerships and other investments	10.5	13.9	5.3	7.1	16.7
Policy loans	42.0	43.6	42.5	43.7	42.7
Fair value option investments	2.4	(0.2)	(2.2)	(2.3)	1.8
Total cash and invested assets	203.1	212.7	203.5	200.9	212.6
Less: Discontinued operations	0.5	0.5	0.5	0.6	0.7
Less: Investment expenses	1.8	1.4	2.0	3.0	4.0
Total net investment income	$200.8	$210.8	$201.0	$197.3	$207.9

Annualized Yields
Debt securities	5.5%	5.7%	5.6%	5.3%	5.1%
Equity securities	4.9%	0.0%	4.2%	0.0%	7.6%
Limited partnerships and other investments(2)	7.3%	9.7%	3.5%	4.8%	11.7%
Policy loans	7.3%	7.6%	7.5%	7.7%	7.4%
Fair value option investments	10.4%	-0.9%	-9.3%	-10.0%	8.7%
Cash and cash equivalents	0.0%	0.0%	0.0%	0.0%	0.0%
Total cash and invested assets	5.9%	6.0%	5.7%	5.5%	5.7%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.8%	5.9%	5.6%	5.4%	5.6%

(1) Excludes debt and equity securities pledged as collateral. (2) Yield calculation excludes derivatives.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
First Quarter 2012 (unaudited)
($ Millions)

	March		December 31,
	2012	2011	2011	2010	2009	2008
Realized Investment Gains and Losses
Debt security	$(6.2)	$(5.7)	$(25.7)	$(49.0)	$(93.0)	$(224.0)
Equity security	---	---	---	(0.6)	(5.2)	(2.7)
Debt and equity securities pledged as collateral	---	---	---	---	---	(2.3)
Other invested asset	---	---	---	---	(10.2)	(16.0)
Total impairment losses	(6.2)	(5.7)	(25.7)	(49.6)	(108.4)	(245.0)
Debt security net transaction	1.2	2.0	7.9	45.4	(23.8)	(9.8)
Equity security net transaction	---	---	3.7	---	2.2	(29.5)
Limited partnerships and other investments net transaction	0.8	(1.6)	0.2	(1.3)	(2.2)	(1.6)
Debt and equity securities pledged as collateral	---	---	---	---	---	2.2
Sale of Goodwin Capital Advisers, Inc.	---	---	4.0	---	---	---
CDO deconsolidation	---	---	---	---	57.0	---
Total net transactions	2.0	0.4	15.8	44.1	33.2	(38.7)
Realized gains (losses) on fair value option securities	1.9	(0.4)	(0.6)	3.5	4.0	(18.4)
Realized gains (losses) on derivative assets and liabilities (1)	(13.3)	(10.5)	(5.9)	(7.9)	(31.0)	6.3
Net realized losses	(15.6)	(16.2)	(16.4)	(9.9)	(102.2)	(295.8)

Closed block applicable PDO (reduction)	0.5	1.6	(0.3)	(9.4)	40.5	120.2
Applicable deferred acquisition costs (credit)	---	(0.2)	---	2.2	5.8	25.7
Applicable income tax expense (benefit)	6.2	(4.1)	4.2	5.6	6.6	42.7
Debt and equity securities pledged as collateral	---	---	---	---	---	0.1
Realized gains (losses) on def. comp. portion fair value option securities	(1.9)	(0.5)	0.6	(3.5)	(4.0)	18.4
Net realized investment losses included in net income (loss)	$(10.8)	$(19.4)	$(11.9)	$(15.0)	$(53.3)	$(88.7)

(1)	Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
First Quarter 2012 (unaudited)
($ Millions)

Quarters ended

	2011				2012
	March	June	September	December	March
Realized Investment Gains and Losses
Debt security	$(5.7)	$(3.0)	$(8.4)	$(8.6)	$(6.2)
Total impairment losses	(5.7)	(3.0)	(8.4)	(8.6)	(6.2)
Debt security net transaction	2.0	4.3	3.1	(1.5)	1.2
Equity security net transaction	---	0.1	(0.1)	3.7	---
Limited partnerships and other investments net transaction	(1.6)	---	(0.3)	2.1	0.8
Sale of Goodwin Capital Advisers, Inc.	---	---	---	4.0	---
Total net transactions	0.4	4.4	2.7	8.3	2.0
Realized gains (losses) on fair value option securities	(0.4)	1.4	(2.7)	1.1	1.9
Realized gains (losses) on derivative assets and liabilities (1)	(10.5)	0.3	14.5	(10.2)	(13.3)
Net realized gains (losses)	(16.2)	3.1	6.1	(9.4)	(15.6)

Closed block applicable PDO (reduction)	1.6	(3.2)	0.8	0.5	0.5
Applicable deferred acquisition costs (credit)	(0.2)	(0.1)	0.1	0.2	---
Applicable income tax expense (benefit)	(4.1)	8.7	(2.1)	1.8	6.2
Realized gains (losses) on def. comp. portion fair value option securities	(0.5)	(0.4)	2.6	(1.1)	(1.9)
Net realized investment gains (losses) included in net income (loss)	$(19.4)	$8.1	$7.5	$(8.0)	$(10.8)

(1)	Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.

The Phoenix Companies, Inc.
Impacts of Adoption of Accounting Standards Update No. 2010-26
($ in millions)

In October 2010, the FASB issued amended guidance to ASC 944, Financial Services – Insurance, to address the diversity in practice for accounting for costs associated with acquiring or renewing insurance contracts. The amendment clarifies the definition of acquisition costs (i.e., costs which qualify for deferral) to incremental direct costs that result directly from, and are essential to, a contract and would not have been incurred by the insurance entity had the contract transaction not occurred. Therefore, only costs related to successful efforts of acquiring a new, or renewal, contract should be deferred.

The selected financial information shown herein reflects the retrospective adoption of Accounting Standards Update No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), effective January 1, 2012. The effect of retrospective adoption reduced deferred policy acquisition costs and beginning stockholders’ equity in each period primarily related to lower deferrals associated with expenses not directly related to new policy sales.

All prior period amounts related to the adoption of ASU 2010-26 have been revised accordingly within this Financial Supplement.

	Quarters ended				Years ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Impacts to Total Stockholders' Equity
Stockholders' Equity as previously reported	$1,146.5	$1,163.1	$1,241.0	$1,126.2	$1,126.2	$1,155.5	$1,131.1	$865.1
Impact of adoption of ASU 2010-26 on stockholders' equity	(199.9)	(188.0)	(176.6)	(168.2)	(168.2)	(212.5)	(285.4)	(240.7)
Stockholders' Equity as currently reported	$946.6	$975.1	$1,064.4	$958.0	$958.0	$943.0	$845.7	$624.4

Impacts to Policy Cost Amortization
Policy Cost Amortization as previously reported	$62.7	$51.8	$57.5	$38.7	$210.6	$298.2	$260.6	$406.0
Impact of adoption of ASU 2010-26 on policy cost amortization	(11.6)	(9.0)	(11.0)	(8.1)	(39.7)	(51.9)	(57.9)	(116.2)
Policy Cost Amortization as currently reported	$51.1	$42.8	$46.5	$30.6	$170.9	$246.3	$202.7	$289.8

Impacts to To Pre-Tax Operating Income
Pre-Tax Operating Income as previously reported	$10.4	$15.1	$20.0	$2.6	$48.1	$(14.2)	$(27.2)	$(159.6)
Impact of adoption of ASU 2010-26 on pre-tax operating income	11.5	9.0	11.0	8.0	39.5	51.0	43.6	50.7
Pre -Tax Operating Income as currently reported	$21.9	$24.1	$31.0	$10.6	$87.6	$36.8	$16.4	$(108.9)

Impacts to Net Income
Net Income as previously reported	$(6.1)	$4.4	$31.8	$(22.0)	$8.1	$(12.6)	$(319.0)	$(726.0)
Impact of adoption of ASU 2010-26 on net income	9.7	10.8	11.0	8.0	39.6	38.9	(80.4)	159.4
Net Income as currently reported	$3.6	$15.2	$42.8	$(14.0)	$47.7	$26.3	$(399.4)	$(566.6)